Exhibit 32.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-Q of Cornerstone Financial Corporation (the "Company") for the period ended June 30, 2009 (the "Report"), I, Keith Winchester, Chief Financial Officer of the Company, to my knowledge certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         A. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         B. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:    August 13, 2009


                                                        By: /s/ Keith Winchester
                                                        ------------------------
                                                        Keith Winchester,
                                                        Chief Financial Officer